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                         SUPPLEMENT TO RIGHTS AGREEMENT
                         ------------------------------

         This agreement supplements the Rights Agreement entered into between Lillian Vernon Corporation and Continental Stock Transfer and Trust Company as of April 15, 1999 (the "Agreement"). To cure an ambiguity, the date referred to in Section 1(a) "Acquiring Person" in the Agreement, whereby a person's stockholdings could act as a "Triggering Date" refers to the "Record Date" which is close of business on April 30, 1999.

     IN WITNESS HEREOF, the Parties hereto be duly executed as of April 15, 1999.

                                       LILLIAN VERNON CORPORATION

ATTEST: /s/ Susan Handler              By: /s/ Lillian Vernon
            Secretary                     ---------------------------
                                       Name:   Lillian Vernon
                                            -------------------------
                                       Title:  Chairman
                                             ------------------------


                                       CONTINENTAL STOCK TRANSFER &
                                       TRUST COMPANY


ATTEST: /s/ Thomas Jennings            By: /s/ William F. Seegraber
            Assisant Secretary            ---------------------------
                                       Name:   William F. Seegraber
                                            -------------------------
                                       Title:  Vice President
                                             ------------------------